COLUMBIA FUNDS SERIES TRUST
                           COLUMBIA LARGE CAP CORE FUND
                                (the "Fund")
       Supplement to the Prospectuses and Statement of Additional Information
                           dated August 1, 2007

             Effective immediately, Colin Moore and George Maris will no longer serve as co-managers of the Fund. Accordingly, all references to Colin Moore and George Maris as co-managers of the Fund are removed from the Prospectuses and Statement of Additional Information for all share classes of the Fund.

     Effective immediately, references to Peter Santoro's managerial responsibilities with respect to the Fund, as cited within the section of the prospectuses entitled "Managing the Fund: Portfolio Managers," are hereby amended to indicate that Mr. Santoro is lead manager of the Fund.



INT-47/151452-0308                                              March 14, 2008